UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02661

Name of Fund:  BlackRock Pacific Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Pacific Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 12/31/06

Item 1 - Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock Pacific
Fund, Inc.


ANNUAL REPORT    DECEMBER 31, 2006


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.


BlackRock Pacific Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


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BlackRock Pacific Fund, Inc.


Portfolio Information as of December 31, 2006


                                               Percent of
Ten Largest Holdings                           Net Assets

Guinness Peat Group Plc                            4.8%
Takeda Pharmaceutical Co., Ltd.                    4.3
Tokyo Gas Co., Ltd.                                3.1
Aioi Insurance Co., Ltd.                           2.8
Shin-Etsu Chemical Co., Ltd.                       2.8
Suzuki Motor Corp.                                 2.8
Millea Holdings, Inc.                              2.7
Toyota Industries Corp.                            2.6
Reliance Industries Ltd.                           2.5
Mitsubishi Corp.                                   2.5



                                               Percent of
Five Largest Industries                        Net Assets

Insurance                                          8.3%
Chemicals                                          7.6
Automobiles                                        7.0
Pharmaceuticals                                    6.9
Electronic Equipment & Instruments                 6.2

  For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                               Percent of
                                                 Total
Geographic Allocation                         Investments

Japan                                             64.3%
China                                              5.6
India                                              5.5
South Korea                                        5.5
New Zealand                                        4.9
Hong Kong                                          3.0
Australia                                          2.8
Singapore                                          2.4
Taiwan                                             2.0
Thailand                                           0.8
Malaysia                                           0.5
Other*                                             2.7


 * Includes portfolio holdings in short-term investments.




BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



A Letter to Shareholders


Dear Shareholder

As 2007 begins, we are able to look back on 2006 as a volatile, but ultimately, a positive year for most major markets. Returns for the annual and semi-annual periods ended December 31, 2006, were as follows:


Total Returns as of December 31, 2006                                         6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                    +12.74%        +15.79%
Small cap U.S. equities (Russell 2000 Index)                                   + 9.38         +18.37
International equities (MSCI Europe, Australasia, Far East Index)              +14.69         +26.34
Fixed income (Lehman Brothers Aggregate Bond Index)                            + 5.09         + 4.33
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                 + 4.55         + 4.84
High yield bonds (Credit Suisse High Yield Index)                              + 8.14         +11.92


After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through year-end. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by a downturn in the housing market, but has maintained a cautionary view on inflation.

Overall, it was a good 12 months for U.S. equities, despite a significant correction in the middle of the year that was largely triggered by rising interest rates, inflation fears, elevated oil prices and geopolitical uncertainties. Nevertheless, strong corporate earnings, abundant liquidity and record merger-and-acquisition activity provided a solid backdrop for stocks. Many international equity markets (with the notable exception of Japan) performed even better, outpacing U.S. stocks for the fifth consecutive year. Strength was especially notable in European equities and select emerging markets.

Bonds experienced a more modest annual return than stocks. Interest rates and bond yields moved higher for much of the year as bond prices, which move opposite of yields, declined. Prices began to improve in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve remained inverted for much of 2006. The 10-year Treasury yield ended December at 4.71%, well below the federal funds rate.

As we begin a new year, investors are left with a few key questions: Will the U.S. economy achieve a soft landing, will the Fed reverse its prior policy and cut interest rates, and how might these outcomes impact the investment climate. As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2006 and our thoughts on the year ahead, please ask your financial professional for a copy of "What's Ahead in 2007: An Investment Perspective," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



A Discussion With Your Fund's Portfolio Manager


The Fund performed well during the annual reporting period, generating a positive absolute return and significantly exceeding the returns of its benchmarks.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2006, BlackRock Pacific Fund, Inc.'s (formerly Merrill Lynch Pacific Fund, Inc.) Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns of +19.06%, +18.73%, +17.85%, +17.82% and +18.44%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the Fund's unmanaged benchmarks, the Morgan Stanley Capital International (MSCI) Pacific Region Index and our Composite Index, posted respective returns of +12.20% and +13.58%.

Index returns in the Pacific region varied widely during the 12-month period, ranging from +51% in India to +6% in Japan. Other countries with notable gains for the year included Singapore (+47%), Australia (+33%), Hong Kong (+30%), Taiwan (+20%) and South Korea (+13%). The Japanese market failed to keep pace with other global markets during the year despite improving economic fundamentals and healthy corporate profitability. The country's gross domestic product (GDP) growth slowed in the second half relative to the first half of 2006, attributable primarily to weaker domestic consumption. The Bank of Japan consequently refrained from raising interest rates after an initial increase of 25 basis points, and the yen weakened versus the U.S. dollar and the euro. Elsewhere in Asia, China's GDP continued to grow at a double-digit pace, contributing to the growth of surrounding economies. India also exhibited high single-digit GDP growth. The Chinese Central Bank attempted to slow growth several times during the year through increases in bank reserve requirements. Interest rates were also increased multiple times in Australia and India in attempts to slow inflation and reduce brisk credit growth.

In Japan, large-capitalization stocks dramatically outperformed small-capitalization stocks. The export, defensive and higher-yielding sectors generated the best performance; these included steel, electric and gas utilities, food, pharmaceuticals and automobiles. Strength in Japanese utilities reflected increased retail demand from newly-established investment trusts with a focus on yield. The worst-performing sectors in Japan were domestic economy stocks in areas such as consumer credit, retail and construction. In Australia, information technology, consumer staples and consumer discretionary were the leading sectors. Materials and energy, which had led the market in past years, underperformed, but still appreciated in absolute terms.


What factors most influenced Fund performance during the period?

Fund performance benefited from stock selection in Japan, stock selection and an overweight position in India, and an overweight position in China. Stock selection in South Korea and an overweight position in New Zealand, specifically through our ownership of Guinness Peat Group Plc, also helped boost returns. The most positive contributors to Fund performance included Reliance Industries Ltd., the leading refining and petrochemical company in India, and Suzuki Motor Corp., which is the largest shareholder of Maruti Udyog, the leading automobile manufacturer in India. Suzuki repurchased about 18% of its stock from General Motors Corp. during the first half of 2006, an action that was highly accretive because of low interest rates in Japan and the low earnings multiple of the stock. Suzuki also announced a new alliance with Nissan Motor Co., Ltd. and an increased focus on larger passenger vehicles. Reliance Communications Ltd. was another major positive contributor as the shares benefited from rapid expansion in the number of cellular telephone subscribers in India. Other strong performers for the year included POSCO in South Korea, Guinness Peat Group Plc in New Zealand and Keppel Corp. Ltd. in Singapore.



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



Stocks that detracted from performance included Mitsubishi Corp., Mitsui Sumitomo Insurance Co., Okumura Corp., Chugai Pharmaceutical Co. Ltd., JGC Corp. and Aioi Insurance Co. Ltd. The Fund's underweight of Australia also hindered performance somewhat during the fiscal year.


What changes were made to the portfolio during the period?

During the fiscal year, we eliminated positions in Asahi Kasei Corp., Chubu Electric Power Co. Inc., Resona Holdings Inc., Hyundai Motor Co. Ltd., Calsonic Kansei Corp., Fuji Soft Inc., China Steel Corp., Oil & Natural Gas Corp. Ltd., Hanwha Chemical Corp. and Ping An Insurance Group Co. of China Ltd. We initiated positions in Reliance Communications Ltd., Hon Hai
Precision Industry Co. Ltd., SK Telecom Co. Ltd., Hisamitsu Pharmaceutical Co. Inc., Toyota Motor Corp., PTT Public Co., Toda Corp., Industrial & Commercial Bank of China, Daegu Bank Ltd., Tata Steel Ltd., Li & Fung Ltd., Tata Consultancy Services Ltd., Kandenko Co. Ltd., Mitsuba Corp. and Samsung Electronics Co. Ltd.

As a result of these transactions and changes in market value, the Fund's exposure to Japan, Hong Kong and New Zealand decreased, while positions in Australia, China, India, Malaysia, Singapore, South Korea, Taiwan and Thailand increased. From a sector perspective, the Fund's allocation to consumer discretionary, health care, information technology and telecommunications increased, as exposure to financial services, utilities and industrials was reduced.


How would you characterize the Fund's position at the close of the period?

At year-end, the Fund held 64.1% of its net assets in Japan, as compared to the composite benchmark's weighting of 68%. This was followed by Hong Kong/ China (8.6% of net assets), India (5.5%), South Korea (5.5%) and New Zealand (4.8%). The Fund remained significantly underweight in Australia, with exposure of just 2.5%; however, the Fund's ownership of Guinness Peat in New Zealand offers exposure to Australia through its holdings of Australian shares. Other positions were in Singapore (2.4%), Taiwan (2%), Thailand (0.9%) and Malaysia (less than 0.5%). The Fund had 2.7% of its assets in cash equivalents at year-end.

From a sector perspective, the Fund ended the period overweight in the consumer discretionary, energy, health care, materials and industrial sectors. It was underweight in consumer staples, financial services, information technology, and utilities and telecommunications. Because the Fund's currency exposure is not hedged and its yen exposure is slightly less than that of its benchmark, the Fund should gain slightly less than its benchmark if the yen appreciates versus the U.S. dollar, and conversely, should suffer slightly less than its benchmark if the yen depreciates versus the U.S. dollar. In 2006, the yen depreciated about 1% versus the U.S. dollar, which had a negative effect on the Fund's total return.

We thank you for your continued investment in BlackRock Pacific Fund, Inc., and we look forward to serving your future investment needs.


Benjamin J. Moyer
Portfolio Manager
January 25, 2007


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation.



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated for Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



Performance Data (continued)


Recent Performance Results
                                                                             Market Performance
                                                                     In U.S. Dollars/In Local Currency

                                                               6-Month            12-Month           10-Year
As of December 31, 2006                                      Total Return       Total Return       Total Return
Institutional Shares--Total Investment Return*                  +8.98%            +19.06%            +134.91%
Investor A Shares--Total Investment Return*                     +8.79              +18.73            +129.07
Investor B Shares--Total Investment Return*                     +8.37              +17.85            +115.14
Investor C Shares--Total Investment Return*                     +8.40              +17.82            +111.86
Class R Shares--Total Investment Return*                        +8.66              +18.44            +126.60
MSCI Pacific Region Index**                                     +8.38              +12.20            + 35.80
Composite Index***                                              +9.46              +13.58               --
   MSCI Australia                                           +19.96/+13.07      +32.51/+23.32            --
   MSCI Hong Kong                                           +21.80/+21.96      +30.35/+30.75            --
   MSCI India                                               +37.35/+32.04      +51.00/+48.49            --
   MSCI Japan                                               + 4.30/+ 8.71      + 6.33/+ 7.35            --
   MSCI Singapore                                           +31.77/+27.88      +46.73/+35.48            --
   MSCI South Korea                                         +10.57/+ 8.39      +13.19/+ 4.14            --
   MSCI Taiwan                                              +16.04/+16.79      +19.97/+19.03            --

   * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.

  ** This unmanaged broad-based capitalization weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Australia, Hong Kong, Japan, New Zealand and Singapore.

 *** The unmanaged Composite Index is a customized index used to measure the Fund's relative performance, comprised as follows: 68% Morgan Stanley Capital International (MSCI) Japan, 10% MSCI Australia, 10%
     MSCI Hong Kong, 6% MSCI Taiwan, 2% MSCI India, 2% MSCI South Korea and 2% MSCI Singapore.



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++ and Class R Shares*++ compared to a similar investment in Morgan Stanley Capital International Pacific Region Index++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $ 9,365.00
December 1998                                  $10,157.00
December 1999                                  $19,070.00
December 2000                                  $13,669.00
December 2001                                  $11,806.00
December 2002                                  $10,086.00
December 2003                                  $13,912.00
December 2004                                  $16,205.00
December 2005                                  $19,730.00
December 2006                                  $23,491.00


Investor A Shares*++

Date                                             Value

December 1996                                  $ 9,475.00
December 1997                                  $ 8,855.00
December 1998                                  $ 9,576.00
December 1999                                  $17,936.00
December 2000                                  $12,825.00
December 2001                                  $11,046.00
December 2002                                  $ 9,420.00
December 2003                                  $12,949.00
December 2004                                  $15,050.00
December 2005                                  $18,280.00
December 2006                                  $21,704.00


Investor B Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $ 9,269.00
December 1998                                  $ 9,946.00
December 1999                                  $18,489.00
December 2000                                  $13,122.00
December 2001                                  $11,210.00
December 2002                                  $ 9,483.00
December 2003                                  $12,934.00
December 2004                                  $14,918.00
December 2005                                  $18,120.00
December 2006                                  $21,514.00


Investor C Shares*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $ 9,272.00
December 1998                                  $ 9,946.00
December 1999                                  $18,492.00
December 2000                                  $13,123.00
December 2001                                  $11,209.00
December 2002                                  $ 9,480.00
December 2003                                  $12,933.00
December 2004                                  $14,917.00
December 2005                                  $17,981.00
December 2006                                  $21,186.00


Class R Share*++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $ 9,318.00
December 1998                                  $10,056.00
December 1999                                  $18,789.00
December 2000                                  $13,399.00
December 2001                                  $11,515.00
December 2002                                  $ 9,787.00
December 2003                                  $13,586.00
December 2004                                  $15,779.00
December 2005                                  $19,132.00
December 2006                                  $22,660.00


Morgan Stanley Capital International Pacific Region Index++++

Date                                             Value

December 1996                                  $10,000.00
December 1997                                  $ 7,413.00
December 1998                                  $ 7,614.00
December 1999                                  $11,928.00
December 2000                                  $ 8,852.00
December 2001                                  $ 6,604.00
December 2002                                  $ 5,990.00
December 2003                                  $ 8,295.00
December 2004                                  $ 9,870.00
December 2005                                  $12,104.00
December 2006                                  $13,580.00

    * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

   ++ The Fund invests primarily in equities of corporations domiciled in Far
      Eastern or Western Pacific countries, including Japan, Australia, Hong Kong and Singapore.

 ++++ This unmanaged broad-based capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Australia, Hong Kong, Japan, New Zealand and Singapore.

      Past performance is not indicative of future results.



Average Annual Total Return

                                                            Return
Institutional Shares

One Year Ended 12/31/06                                     +19.06%
Five Years Ended 12/31/06                                   +14.75
Ten Years Ended 12/31/06                                    + 8.92



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 12/31/06                   +18.73%           +12.50%
Five Years Ended 12/31/06                 +14.46            +13.24
Ten Years Ended 12/31/06                  + 8.64            + 8.06



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 12/31/06                   +17.85%           +13.35%
Five Years Ended 12/31/06                 +13.57            +13.33
Ten Years Ended 12/31/06                  + 7.96            + 7.96



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 12/31/06                   +17.82%           +16.82%
Five Years Ended 12/31/06                 +13.58            +13.58
Ten Years Ended 12/31/06                  + 7.80            + 7.80



                                                            Return
Class R Shares

One Year Ended 12/31/06                                     +18.44%
Five Years Ended 12/31/06                                   +14.50
Ten Years Ended 12/31/06                                    + 8.52

      * Assuming maximum sales charge of 5.25%.

     ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                                Expenses Paid
                                                              Beginning          Ending       During the Period*
                                                            Account Value    Account Value     July 1, 2006 to
                                                               July 1,       December 31,       December 31,
                                                                 2006             2006               2006
Actual

Institutional                                                   $1,000         $1,089.80            $4.53
Investor A                                                      $1,000         $1,087.90            $5.83
Investor B                                                      $1,000         $1,083.70            $9.82
Investor C                                                      $1,000         $1,084.00            $9.82
Class R                                                         $1,000         $1,086.60            $7.13

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000         $1,020.56            $4.38
Investor A                                                      $1,000         $1,019.32            $5.64
Investor B                                                      $1,000         $1,015.48            $9.50
Investor C                                                      $1,000         $1,015.48            $9.50
Class R                                                         $1,000         $1,018.07            $6.89

  * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
    (.87% for Institutional, 1.12% for Investor A, 1.89% for Investor B, 1.89% for Investor C and
    1.37% for Class R), multiplied by the average account value over the period, multiplied by
    182/365 (to reflect the one-half year period shown).

 ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



Schedule of Investments as of December 31, 2006               (in U.S. dollars)


                                                      Shares
       Industry           Common Stocks                 Held              Value

Australia--2.5%

       Capital Markets--1.0%

       Macquarie Bank Ltd.                           185,000   $     11,526,084

       Commercial Services
       & Supplies--0.6%

       Brambles Ltd. (c)                             613,206          6,210,134

       Industrial Conglomerates--0.4%

       Wesfarmers Ltd.                               154,200          4,569,268

       Textiles, Apparel & Luxury
       Goods--0.5%

       Billabong International Ltd.                  409,300          5,621,587

       Total Common Stocks in Australia                              27,927,073


China--5.6%

       Automobiles--2.1%

       Denway Motors Ltd.                         29,792,000         12,064,950
       Dongfeng Motor Group Co. Ltd. (c)          22,460,000         10,885,952
                                                               ----------------
                                                                     22,950,902

       Commercial Banks--0.8%

       Industrial & Commercial Bank of
         China (c)                                13,410,600          8,327,423

       Food Products--1.0%

       Cofco International Ltd.                   10,718,300         10,830,881

       Metals & Mining--0.3%

       Angang New Steel Co. Ltd.                   2,361,600          3,461,198

       Oil, Gas & Consumable
       Fuels--1.4%

       China Coal Energy Co. (c)                   3,031,000          1,967,853
       China Shenhua Energy Co. Ltd.
         Class H                                   5,718,500         13,762,689
                                                               ----------------
                                                                     15,730,542

       Wireless Telecommunication
       Services--0.0%

       China Communications Services
         Corp. Ltd. (c)                              266,600            152,180

       Total Common Stocks in China                                  61,453,126


Hong Kong--3.0%

       Distributors--0.5%

       Li & Fung Ltd.                              1,800,000          5,600,195

       Industrial Conglomerates--1.5%

       Hutchison Whampoa Ltd.                      1,659,138         16,861,635

       Real Estate Management
       & Development--1.0%

       Wharf Holdings Ltd.                         2,871,800         10,614,691

       Total Common Stocks in Hong Kong                              33,076,521


India--5.5%

       Electric Utilities--0.6%

       National Thermal Power Corp. Ltd.           1,998,200          6,162,546

       IT Services--0.5%

       Tata Consultancy Services Ltd.                200,000          5,521,916

       Metals & Mining--0.7%

       Tata Iron & Steel Co. Ltd.                    663,000          7,223,944

       Oil, Gas & Consumable
       Fuels--2.5%

       Reliance Industries Ltd.                      976,400         28,020,209



                                                      Shares
       Industry           Common Stocks                 Held              Value

India (concluded)

       Wireless Telecommunication
       Services--1.2%

       Reliance Communication Ltd. (c)             1,336,500   $     14,242,210

       Total Common Stocks in India                                  61,170,825


Japan--64.1%

       Auto Components--4.9%

       Bridgestone Corp.                             175,000          3,904,248
       Exedy Corp.                                    59,000          1,819,503
       Futaba Industrial Co., Ltd.                   634,700         15,493,496
       Mitsuba Corp.                                 533,800          4,207,423
       Toyota Industries Corp.                       634,000         29,141,465
                                                               ----------------
                                                                     54,566,135

       Automobiles--4.9%

       Honda Motor Co., Ltd.                         350,000         13,822,949
       Suzuki Motor Corp.                          1,098,000         31,001,050
       Toyota Motor Corp.                            150,700         10,080,013
                                                               ----------------
                                                                     54,904,012

       Building Products--2.4%

       Asahi Glass Co., Ltd.                         728,300          8,751,473
       Daikin Industries Ltd.                        523,500         18,211,756
                                                               ----------------
                                                                     26,963,229

       Chemicals--7.6%

       Mitsubishi Rayon Co., Ltd.                  2,823,700         18,982,060
       Shin-Etsu Chemical Co., Ltd.                  467,000         31,275,913
       Sumitomo Chemical Co., Ltd.                 2,865,700         22,226,302
       Ube Industries Ltd.                         3,878,000         11,144,708
                                                               ----------------
                                                                     83,628,983

       Commercial Banks--2.5%

       Mizuho Financial Group, Inc.                    1,170          8,356,792
       Shinsei Bank Ltd.                           1,494,100          8,788,454
       Sumitomo Mitsui Financial
         Group, Inc.                                     982         10,067,140
                                                               ----------------
                                                                     27,212,386

       Construction & Engineering--4.0%

       Hitachi Plant Technologies Ltd.               415,000          2,210,916
       JGC Corp.                                     701,000         12,046,091
       Kandenko Co. Ltd.                             894,000          5,198,504
       Okumura Corp.                               3,177,000         15,724,154
       Toda Corp.                                  2,203,400          9,350,170
                                                               ----------------
                                                                     44,529,835

       Electronic Equipment
       & Instruments--4.2%

       Hoya Corp.                                    591,200         23,050,863
       Murata Manufacturing Co., Ltd.                344,700         23,316,961
                                                               ----------------
                                                                     46,367,824

       Food & Staples Retailing--1.1%

       Seven & I Holdings Co. Ltd.                   379,900         11,811,521

       Gas Utilities--3.1%

       Tokyo Gas Co., Ltd.                         6,415,000         34,122,054



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                      Shares
       Industry           Common Stocks                 Held              Value

Japan (concluded)

       Health Care Equipment
       & Supplies--2.3%

       Terumo Corp.                                  641,600   $     25,231,612

       Household Durables--1.5%

       Rinnai Corp.                                  217,200          6,497,475
       Sharp Corp.                                   594,000         10,232,343
                                                               ----------------
                                                                     16,729,818

       Insurance--8.3%

       Aioi Insurance Co., Ltd.                    4,437,300         31,320,802
       Millea Holdings, Inc.                         830,000         29,292,887
       Mitsui Sumitomo Insurance Co., Ltd.         2,448,300         26,786,157
       Nipponkoa Insurance Co., Ltd.                 531,600          4,310,693
                                                               ----------------
                                                                     91,710,539

       Machinery--4.0%

       Ebara Corp.                                       300              1,150
       Kubota Corp.                                2,840,400         26,302,431
       Miura Co., Ltd.                                65,000          1,649,511
       Tadano Ltd.                                 1,050,000         12,370,068
       Takuma Co., Ltd.                              593,000          3,468,157
                                                               ----------------
                                                                     43,791,317

       Office Electronics--2.0%

       Canon, Inc.                                   385,950         21,729,045

       Pharmaceuticals--6.9%

       Chugai Pharmaceutical Co., Ltd.               890,900         18,378,719
       Hisamitsu Pharmaceutical Co.                  319,000         10,105,710
       Takeda Pharmaceutical Co., Ltd.               689,000         47,301,626
                                                               ----------------
                                                                     75,786,055

       Semiconductors & Semiconductor
       Equipment--1.4%

       Rohm Co., Ltd.                                151,500         15,085,711

       Software--0.6%

       Trend Micro, Inc. (c)                         225,500          6,613,126

       Trading Companies
       & Distributors--2.4%

       Mitsubishi Corp.                            1,437,900         27,065,216

       Total Common Stocks in Japan                                 707,848,418


Malaysia--0.5%

       Commercial Banks--0.5%

       Commerce Asset Holdings Bhd                 2,551,700          5,605,350

       Total Common Stocks in Malaysia                                5,605,350


New Zealand--4.8%

       Diversified Financial
       Services--4.8%

       Guinness Peat Group Plc                    31,078,809         53,427,480

       Total Common Stocks in
       New Zealand                                                   53,427,480


Singapore--2.4%

       Commercial Banks--0.4%

       Oversea-Chinese Banking Corp.                 976,800          4,903,902

       Industrial Conglomerates--2.0%

       Keppel Corp. Ltd.                           1,857,500         21,315,077

       Total Common Stocks in Singapore                              26,218,979



                                                      Shares
       Industry           Common Stocks                 Held              Value

South Korea--5.5%

       Auto Components--0.3%

       Halla Climate Control (c)                     286,300   $      3,801,941

       Commercial Banks--0.7%

       Daegu Bank (c)                                429,400          7,341,355

       Metals & Mining--2.2%

       POSCO (a)                                     289,200         23,908,164

       Semiconductors & Semiconductor
       Equipment--0.4%

       Samsung Electronics Co., Ltd.                   6,100          4,020,753

       Textiles, Apparel & Luxury
       Goods--1.0%

       Cheil Industries, Inc. (c)                    265,800         11,217,903

       Wireless Telecommunication
       Services--0.9%

       SK Telecom Co., Ltd.                           43,000         10,287,634

       Total Common Stocks in South Korea                            60,577,750


Taiwan--2.0%

       Electronic Equipment
       & Instruments--2.0%

       Delta Electronics, Inc.                     2,625,314          8,459,658
       HON HAI Precision Industry Co., Ltd.        1,850,320         13,202,375

       Total Common Stocks in Taiwan                                 21,662,033


Thailand--0.9%

       Oil, Gas & Consumable
       Fuels--0.9%

       PTT PCL                                     1,589,500          9,415,938

       Total Common Stocks in Thailand                                9,415,938

       Total Common Stocks
       (Cost--$601,831,136)--96.8%                                1,068,383,493



                          Warrants (e)

Australia--0.3%

       Capital Markets--0.3%

       Macquarie Capital Alliance Group
         (expires 6/28/2007)                       2,372,100          2,799,253

       Total Warrants
       (Cost--$3,616,922)--0.3%                                       2,799,253


                                                  Beneficial
       Short-Term Securities                        Interest

United States--2.7%

       BlackRock Liquidity Series,
         LLC Cash Sweep Series,
         5.26% (b)(d)                            $30,084,975         30,084,975

       Total Short-Term Securities
       (Cost--$30,084,975)--2.7%                                     30,084,975

Total Investments
(Cost--$635,533,033*)--99.8%                                      1,101,267,721
Other Assets Less Liabilities--0.2%                                   2,328,703
                                                               ----------------
Net Assets--100.0%                                             $  1,103,596,424
                                                               ================



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments as of December 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $   684,998,602
                                                    ===============
    Gross unrealized appreciation                   $   422,862,458
    Gross unrealized depreciation                       (6,593,339)
                                                    ---------------
    Net unrealized appreciation                     $   416,269,119
                                                    ===============

(a) Depositary receipts.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
    Affiliate                                   Activity        Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                    $  21,773,650      $1,334,691
    BlackRock Liquidity Series, LLC
       Money Market Series                  $ (1,560,000)      $    2,022


(c) Non-income producing security.

(d) Represents the current yield as of December 31, 2006.

(e) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

    See Notes to Financial Statements.



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006


Statement of Assets and Liabilities

As of December 31, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$605,448,058)                           $ 1,071,182,746
       Investments in affiliated securities, at value (identified cost--$30,084,975)                                   30,084,975
       Foreign cash (cost--$3,154,756)                                                                                  3,205,275
       Receivables:
           Capital shares sold                                                                 $     1,798,724
           Dividends                                                                                   448,528          2,247,252
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                   45,061
                                                                                                                  ---------------
       Total assets                                                                                                 1,106,765,309
                                                                                                                  ---------------

Liabilities

       Payables:
           Capital shares redeemed                                                                   1,925,232
           Investment adviser                                                                          517,346
           Distributor                                                                                 234,304
           Other affiliates                                                                            176,420
           Dividends to shareholders                                                                         2          2,853,304
                                                                                               ---------------
       Accrued expenses                                                                                                   315,581
                                                                                                                  ---------------
       Total liabilities                                                                                                3,168,885
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 1,103,596,424
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                        $     1,916,349
       Investor A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                 1,141,310
       Investor B Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                   245,680
       Investor C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                   587,234
       Class R Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                       11,840
       Paid-in capital in excess of par                                                                               747,304,819
       Accumulated distributions in excess of investment income--net                           $  (50,642,847)
       Accumulated realized capital losses--net                                                   (62,752,979)
       Unrealized appreciation--net                                                                465,785,018
                                                                                               ---------------
       Total accumulated earnings--net                                                                                352,389,192
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 1,103,596,424
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $555,848,841 and 19,163,490 shares outstanding                       $         29.01
                                                                                                                  ===============
       Investor A--Based on net assets of $329,203,441 and 11,413,104 shares outstanding                          $         28.84
                                                                                                                  ===============
       Investor B--Based on net assets of $65,458,095 and 2,456,803 shares outstanding                            $         26.64
                                                                                                                  ===============
       Investor C--Based on net assets of $149,933,296 and 5,872,335 shares outstanding                           $         25.53
                                                                                                                  ===============
       Class R--Based on net assets of $3,152,751 and 118,397 shares outstanding                                  $         26.63
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006


Statement of Operations

For the Year Ended December 31, 2006
Investment Income

       Dividends (net of $778,974 foreign withholding tax)                                                        $    12,685,434
       Interest from affiliates                                                                                         1,334,691
       Securities lending--net                                                                                              2,022
                                                                                                                  ---------------
       Total income                                                                                                    14,022,147
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     6,018,483
       Service and distribution fees--Investor C                                                     1,364,533
       Service and distribution fees--Investor B                                                       735,178
       Service fees--Investor A                                                                        732,845
       Transfer agent fees--Institutional                                                              605,854
       Custodian fees                                                                                  483,278
       Transfer agent fees--Investor A                                                                 356,913
       Accounting services                                                                             349,941
       Transfer agent fees--Investor C                                                                 188,615
       Registration fees                                                                               106,981
       Transfer agent fees--Investor B                                                                 104,240
       Printing and shareholder reports                                                                100,191
       Professional fees                                                                                74,515
       Directors' fees and expenses                                                                     45,310
       Service and distribution fees--Class R                                                           13,445
       Pricing fees                                                                                     11,564
       Transfer agent fees--Class R                                                                      3,277
       Other                                                                                            45,426
                                                                                               ---------------
       Total expenses                                                                                                  11,340,589
                                                                                                                  ---------------
       Investment income--net                                                                                           2,681,558
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                         45,472,742
           Foreign currency transactions--net                                                        (196,800)         45,275,942
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        113,789,725
           Foreign currency transactions--net                                                           89,099        113,878,824
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                        159,154,766
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $   161,836,324
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006


Statements of Changes in Net Assets
                                                                                                      For the Year Ended
                                                                                                          December 31,
Increase (Decrease) in Net Assets:                                                                    2006              2005
Operations

       Investment income--net                                                                  $     2,681,558    $     3,037,795
       Realized gain--net                                                                           45,275,942         28,725,202
       Change in unrealized appreciation/depreciation--net                                         113,878,824        109,777,749
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                        161,836,324        141,540,746
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Institutional                                                                           (6,195,651)        (8,686,973)
           Investor A                                                                              (2,939,626)        (4,927,776)
           Investor B                                                                                (134,419)        (1,178,054)
           Investor C                                                                                (521,635)        (1,699,923)
           Class R                                                                                    (24,359)           (28,141)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                         (9,815,690)       (16,520,867)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase in net assets derived from capital share transactions                          116,200,943         19,007,213
                                                                                               ---------------    ---------------

Redemption Fees

       Redemption fees                                                                                  26,347             12,771
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                268,247,924        144,039,863
       Beginning of year                                                                           835,348,500        691,308,637
                                                                                               ---------------    ---------------
       End of year*                                                                            $ 1,103,596,424    $   835,348,500
                                                                                               ===============    ===============
           * Accumulated distributions in excess of investment income--net                     $  (50,642,847)    $  (45,757,849)
                                                                                               ===============    ===============

             See Notes to Financial Statements.


BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006


Financial Highlights

The following per share
data and ratios have                          Institutional                                         Investor A
been derived from
information provided in              For the Year Ended December 31,                     For the Year Ended December 31,
the financial statements.      2006      2005      2004      2003       2002      2006      2005       2004      2003      2002
Per Share Operating Performance

Net asset value,
beginning of year           $  24.65  $  20.74   $  18.87  $  13.68  $  16.67   $  24.52  $  20.64  $  18.75   $  13.64  $  16.65
                            -------------------------------------------------   -------------------------------------------------
Investment income--net**         .15       .16        .13       .12       .07        .08       .10       .08        .08       .03
Realized and unrealized
gain (loss)--net              4.54++    4.31++     2.88++      5.07    (2.40)     4.50++    4.29++    2.87++       5.03    (2.38)
                            -------------------------------------------------   -------------------------------------------------
Total from investment
operations                      4.69      4.47       3.01      5.19    (2.33)       4.58      4.39      2.95       5.11    (2.35)
                            -------------------------------------------------   -------------------------------------------------
Less dividends from
investment income--net         (.33)     (.56)     (1.14)        --     (.66)      (.26)     (.51)    (1.06)         --     (.66)
                            -------------------------------------------------   -------------------------------------------------
Net asset value,
end of year                 $  29.01  $  24.65   $  20.74  $  18.87  $  13.68   $  28.84  $  24.52  $  20.64   $  18.75  $  13.64
                            =================================================   =================================================

Total Investment Return*

Based on net asset
value per share               19.06%    21.75%     16.48%    37.94%  (14.58%)     18.73%    21.46%    16.22%     37.46%  (14.72%)
                            =================================================   =================================================

Ratios to Average Net Assets

Expenses                        .84%      .88%       .89%      .96%      .96%      1.09%     1.13%     1.14%      1.21%     1.21%
                            =================================================   =================================================
Investment income--net          .55%      .74%       .66%      .81%      .48%       .31%      .48%      .43%       .55%      .20%
                            =================================================   =================================================

Supplemental Data
Net assets, end of
year (in thousands)         $555,849 $ 397,782  $ 343,639 $ 312,607 $ 228,069   $329,203 $ 249,078 $ 188,572  $ 153,191 $ 109,718
                            =================================================   =================================================
Portfolio turnover            17.26%    21.78%     20.09%    34.08%    11.68%     17.26%    21.78%    20.09%     34.08%    11.68%
                            =================================================   =================================================

      * Total investment returns exclude the effect of sales charges.

     ** Based on average shares outstanding.

     ++ Includes a redemption fee, which is less than $.01 per share.

        See Notes to Financial Statements.


BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006


Financial Highlights (continued)

The following per share
data and ratios have                            Investor B                                          Investor C
been derived from
information provided in              For the Year Ended December 31,                     For the Year Ended December 31,
the financial statements.      2006      2005      2004      2003       2002      2006      2005       2004      2003      2002
Per Share Operating Performance

Net asset value,
beginning of year           $  22.65  $  19.10   $  17.24  $  12.64  $  15.60   $  21.75  $  18.41  $  16.78   $  12.30  $  15.20
                            -------------------------------------------------   -------------------------------------------------
Investment loss--net**         (.11)     (.05)      (.07)     (.03)     (.08)      (.11)     (.06)     (.06)      (.03)     (.08)
Realized and unrealized
gain (loss)--net              4.15++    3.92++     2.65++      4.63    (2.22)     3.98++    3.80++    2.56++       4.51    (2.16)
                            -------------------------------------------------   -------------------------------------------------
Total from investment
operations                      4.04      3.87       2.58      4.60    (2.30)       3.87      3.74      2.50       4.48    (2.24)
                            -------------------------------------------------   -------------------------------------------------
Less dividends from
investment income--net         (.05)     (.32)      (.72)        --     (.66)      (.09)     (.40)     (.87)         --     (.66)
                            -------------------------------------------------   -------------------------------------------------
Net asset value,
end of year                 $  26.64  $  22.65   $  19.10  $  17.24  $  12.64   $  25.53  $  21.75  $  18.41   $  16.78  $  12.30
                            =================================================   =================================================

Total Investment Return*

Based on net asset
value per share               17.85%    20.48%     15.34%    36.39%  (15.41%)     17.82%    20.54%    15.34%     36.42%  (15.42%)
                            =================================================   =================================================

Ratios to Average Net Assets

Expenses                       1.86%     1.90%      1.92%     2.00%     2.00%      1.86%     1.90%     1.92%      2.00%     2.00%
                            =================================================   =================================================
Investment loss--net          (.44%)    (.25%)     (.37%)    (.22%)    (.57%)     (.45%)    (.33%)    (.36%)     (.26%)    (.59%)
                            =================================================   =================================================

Supplemental Data

Net assets, end of
year (in thousands)         $ 65,458 $  79,128  $  94,667 $ 118,551 $ 115,930   $149,933 $ 107,893 $  63,988  $  45,458 $  31,748
                            =================================================   =================================================
Portfolio turnover            17.26%    21.78%     20.09%    34.08%    11.68%     17.26%    21.78%    20.09%     34.08%    11.68%
                            =================================================   =================================================

      * Total investment returns exclude the effect of sales charges.

     ** Based on average shares outstanding.

     ++ Includes a redemption fee, which is less than $.01 per share.

        See Notes to Financial Statements.


BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006


Financial Highlights (concluded)
                                                                                                Class R

                                                                                                                 For the Period
                                                                                                                   January 3,
                                                                                    For the Year Ended             2003++ to
The following per share data and ratios have been derived                              December 31,               December 31,
from information provided in the financial statements.                     2006           2005           2004         2003
Per Share Operating Performance

       Net asset value, beginning of period                             $      22.67   $      19.14   $      17.53   $      12.61
                                                                        ------------   ------------   ------------   ------------
       Investment income--net**                                                  .01            .03            .06            .20
       Realized and unrealized gain--net                                  4.16++++++     3.99++++++     2.67++++++           4.72
                                                                        ------------   ------------   ------------   ------------
       Total from investment operations                                         4.17           4.02           2.73           4.92
                                                                        ------------   ------------   ------------   ------------
       Less dividends from investment income--net                              (.21)          (.49)         (1.12)             --
                                                                        ------------   ------------   ------------   ------------
       Net asset value, end of period                                   $      26.63   $      22.67   $      19.14   $      17.53
                                                                        ============   ============   ============   ============

Total Investment Return

       Based on net asset value per share                                     18.44%         21.25%         16.14%      39.02%+++
                                                                        ============   ============   ============   ============

Ratios to Average Net Assets

       Expenses                                                                1.34%          1.35%          1.18%         1.46%*
                                                                        ============   ============   ============   ============
       Investment income--net                                                   .05%           .14%           .40%          .31%*
                                                                        ============   ============   ============   ============

Supplemental Data

       Net assets, end of period (in thousands)                         $      3,153   $      1,468   $        443         --++++
                                                                        ============   ============   ============   ============
       Portfolio turnover                                                     17.26%         21.78%         20.09%         34.08%
                                                                        ============   ============   ============   ============

          * Annualized.

         ** Based on average shares outstanding.

         ++ Commencement of operations.

       ++++ Amount is less than $1,000.

     ++++++ Includes a redemption fee, which is less than $.01 per share.

        +++ Aggregate total investment return.

            See Notes to Financial Statements.


BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Merrill Lynch Pacific Fund, Inc. was renamed BlackRock Pacific Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Class R Shares did not change their designation. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Manager using a pricing service and/or procedures approved by the Fund's Board of Directors.



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on dividends, interest and capital gains at various rates.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



Notes to Financial Statements (continued)


(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

(j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,249,134 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income as a result of permanent differences attributable to gains from the sale of stock of passive foreign investment companies and foreign currency transactions. This reclassification has no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 31, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's Manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60% of the average daily net assets of the Fund.



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



Notes to Financial Statements (continued)


In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, MLIM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance fees ("service fees") and distribution fees. The fees are accrued daily and paid monthly at the annual rates based upon the average daily net assets of the shares as follows:


                                      Service      Distribution
                                          Fee               Fee

Investor A                               .25%                --
Investor B                               .25%              .75%
Investor C                               .25%              .75%
Class R                                  .25%              .25%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and an affiliate of the Distributors, also provides account maintenance and distribution services to the Fund. The ongoing service fee compensates the Distributors and each broker-dealer (including MLPF&S) for providing account maintenance services to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates the Distributors and the broker-dealers for providing shareholder and distribution-related services to Investor B, Investor C and Class R shareholders.

For the year ended December 31, 2006, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of the Fund's Institutional and Investor A Shares as follows:


                                 FAMD         MLPF&S            BDI

Institutional                 $   372       $    349             --
Investor A                    $26,691       $322,165            $38


For the year ended December 31, 2006, MLPF&S received contingent deferred sales charges of $6,298 and $7,776 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $91, relating to transactions subject to front-end sales charge waivers in Investor A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM, an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2006, BIM received $853 in securities lending agent fees.

In addition, MLPF&S received $69,143 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2006.

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to December 31, 2006, the following amounts have been accrued by the Fund to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.


                                                 Call Center
                                                        Fees

Institutional                                         $2,924
Investor A                                            $2,185
Investor B                                            $  570
Investor C                                            $  764
Class R                                               $   15


Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



Notes to Financial Statements (continued)


For the year ended December 31, 2006, the Fund reimbursed MLIM and the Manager $17,114, and $5,010, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of PSI, FAMD, FDS, Merrill Lynch, MLIM, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2006 were $256,889,296 and $169,631,653, respectively.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $116,200,943 and $19,007,213 for the years ended December 31, 2006 and December 31, 2005, respectively.

Transactions in capital shares for each class were as follows:



Institutional Shares for the Year                                Dollar
Ended December 31, 2006                       Shares             Amount

Shares sold                                8,758,647    $   239,263,871
Shares issued to shareholders in
   reinvestment of dividends                 201,064          5,615,862
                                      --------------    ---------------
Total issued                               8,959,711        244,879,733
Shares redeemed                          (5,933,506)      (159,745,556)
                                      --------------    ---------------
Net increase                               3,026,205    $    85,134,177
                                      ==============    ===============



Institutional Shares for the Year                                Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                3,993,072    $    87,685,138
Shares issued to shareholders in
   reinvestment of dividends                 337,100          7,735,332
                                      --------------    ---------------
Total issued                               4,330,172         95,420,470
Shares redeemed                          (4,764,867)      (101,950,357)
                                      --------------    ---------------
Net decrease                               (434,695)    $   (6,529,887)
                                      ==============    ===============



Investor A Shares for the Year                                   Dollar
Ended December 31, 2006                       Shares             Amount

Shares sold                                2,872,326    $    77,281,171
Shares issued to shareholders in
   reinvestment of dividends                  86,550          2,395,095
Automatic conversion of shares               537,737         14,183,181
                                      --------------    ---------------
Total issued                               3,496,613         93,859,447
Shares redeemed                          (2,242,010)       (60,001,146)
                                      --------------    ---------------
Net increase                               1,254,603    $    33,858,301
                                      ==============    ===============



Investor A Shares for the Year                                   Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                1,759,929    $    38,874,399
Shares issued to shareholders in
   reinvestment of dividends                 178,610          4,048,227
Automatic conversion of shares               997,042         21,014,333
                                      --------------    ---------------
Total issued                               2,935,581         63,936,959
Shares redeemed                          (1,914,112)       (41,059,275)
                                      --------------    ---------------
Net increase                               1,021,469    $    22,877,684
                                      ==============    ===============



Investor B Shares for the Year                                   Dollar
Ended December 31, 2006                       Shares             Amount

Shares sold                                  468,535    $    11,471,745
Shares issued to shareholders in
   reinvestment of dividends                   4,932            115,369
                                      --------------    ---------------
Total issued                                 473,467         11,587,114
                                      --------------    ---------------
Automatic conversion of shares             (583,442)       (14,183,181)
Shares redeemed                            (926,073)       (22,909,218)
                                      --------------    ---------------
Total redeemed                           (1,509,515)       (37,092,399)
                                      --------------    ---------------
Net decrease                             (1,036,048)    $  (25,505,285)
                                      ==============    ===============



Investor B Shares for the Year                                   Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                  564,673    $    11,510,022
Shares issued to shareholders in
   reinvestment of dividends                  49,923          1,000,310
                                      --------------    ---------------
Total issued                                 614,596         12,510,332
                                      --------------    ---------------
Automatic conversion of shares           (1,081,900)       (21,014,333)
Shares redeemed                            (997,315)       (19,398,649)
                                      --------------    ---------------
Total redeemed                           (2,079,215)       (40,412,982)
                                      --------------    ---------------
Net decrease                             (1,464,619)    $  (27,902,650)
                                      ==============    ===============



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



Notes to Financial Statements (concluded)


Investor C Shares for the Year                                   Dollar
Ended December 31, 2006                       Shares             Amount

Shares sold                                2,142,325    $    50,468,148
Shares issued to shareholders in
   reinvestment of dividends                  19,567            461,924
                                      --------------    ---------------
Total issued                               2,161,892         50,930,072
Shares redeemed                          (1,250,971)       (29,565,688)
                                      --------------    ---------------
Net increase                                 910,921    $    21,364,384
                                      ==============    ===============



Investor C Shares for the Year                                   Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                2,115,938    $    41,672,311
Shares issued to shareholders in
   reinvestment of dividends                  74,259          1,481,303
                                      --------------    ---------------
Total issued                               2,190,197         43,153,614
Shares redeemed                            (705,048)       (13,424,967)
                                      --------------    ---------------
Net increase                               1,485,149    $    29,728,647
                                      ==============    ===============



Class R Shares for the Year                                      Dollar
Ended December 31, 2006                       Shares             Amount

Shares sold                                  143,288    $     3,550,362
Shares issued to shareholders in
   reinvestment of dividends                     947             24,086
                                      --------------    ---------------
Total issued                                 144,235          3,574,448
Shares redeemed                             (90,622)        (2,225,082)
                                      --------------    ---------------
Net increase                                  53,613    $     1,349,366
                                      ==============    ===============



Class R Shares for the Year                                      Dollar
Ended December 31, 2005                       Shares             Amount

Shares sold                                   58,308    $     1,174,162
Shares issued to shareholders in
   reinvestment of dividends                   1,325             28,140
                                      --------------    ---------------
Total issued                                  59,633          1,202,302
Shares redeemed                             (17,991)          (368,883)
                                      --------------    ---------------
Net increase                                  41,642    $       833,419
                                      ==============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006 the credit agreement was renewed for one year under substantially the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2006. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:


                                          12/31/2006         12/31/2005

Distributions paid from:
   Ordinary income                    $    9,815,690    $    16,520,867
                                      --------------    ---------------
Total taxable distributions           $    9,815,690    $    16,520,867
                                      ==============    ===============


As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $     1,121,621
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                             1,121,621
Capital loss carryforward                                 (62,652,726)*
Unrealized gains--net                                     413,920,297**
                                                        ---------------
Total accumulated earnings--net                         $   352,389,192
                                                        ===============

* On December 31, 2006, the Fund had a net capital loss carry-forward of $62,652,726, of which $21,819,365 expires in 2010,
   $40,017,886 expires in 2011 and $815,475 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of BlackRock Pacific Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Pacific Fund, Inc. (formerly Merrill Lynch Pacific Fund, Inc.) as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Pacific Fund, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey

February 22, 2007


Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid by BlackRock Pacific Fund, Inc. during the fiscal year ended December 31, 2006:


                                         Record Date:        July 13, 2006      December 18, 2006
                                        Payable Date:        July 19, 2006      December 20, 2006
Qualified Dividend Income for Individuals                          67.24%*               100.00%*
Foreign Source Income                                              56.56%*                63.02%*
Foreign Taxes Paid Per Share                                    $0.000000              $0.020114

 * Expressed as a percentage of the distribution grossed-up for foreign taxes. The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.


The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement


BlackRock Investment Advisory Agreement--Matters Considered by the Board

The following disclosure appeared in the June 30, 2006 Semi-Annual Report of the Fund and is the discussion referred to in "New BlackRock Sub-Advisory Agreement - Matters Considered by the Board" below. The term "Investment Adviser" as used herein refers to Merrill Lynch Investment Managers, L.P.

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 12, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



* that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

* that in May 2005, the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.


Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement (continued)


In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year;
(c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill
Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange
Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



Disclosure of Investment Advisory Agreement (concluded)


Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using the Fund's portfolio transaction brokerage commissions. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance--The directors considered investment performance for the Fund. The directors compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent sub-advisory agreement (the "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). The Contingent Sub-Advisory Agreement is intended to ensure that the Fund operate with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Sub-Advisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Sub-Advisory Agreement.



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



In making its approval at the May in-person meeting, the Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Fund operate with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in the Contingent Sub-Advisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Sub-Adviser would provide advisory services to the Fund under the Contingent Sub-Advisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.



Disclosure of Sub-Advisory Agreement


New BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At an in-person meeting held on August 14 - 16, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement between BlackRock Advisors, LLC (previously organized as BlackRock Advisors, Inc.) ("BlackRock Advisors") and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser") (the "BlackRock Sub-Advisory Agreement"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Fund's shareholders) became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors at an annual rate equal to 74% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the New Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Fund and for oversight of the Fund's operations and administration. Under the BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive a fee at an annual rate equal to 74% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of the Fund's shareholders.



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



Proxy Results


During the six-month period ended December 31, 2006, BlackRock Pacific Fund, Inc.'s shareholders voted on the following proposals. On August 15, 2006, a special shareholders' meeting was adjourned with respect to the proposals until August 31, 2006, at which time they were approved. A description of the proposals and number of shares voted are as follows:


                                                               Shares Voted       Shares Voted     Shares Voted
                                                                   For              Against          Abstain
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                        20,053,469          676,845          401,958

To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                        20,011,682          701,185          419,405


BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006


Officers and Directors

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                      Position(s)    Length of                                                   Fund Complex   Directorships
                      Held with      Time                                                        Overseen by    Held by
Name, Address & Age   Fund           Served    Principal Occupation(s) During Past 5 Years       Director       Director
Interested Director


Robert C. Doll, Jr.*  President      2005 to   Vice Chairman and Director of BlackRock, Inc.,    122 Funds      None
P.O. Box 9011         and            present   Global Chief Investment Officer for Equities,     168 Portfolios
Princeton,            Director                 Chairman of the BlackRock Retail Operating
NJ 08543-9011                                  Committee, and member of the BlackRock
Age: 52                                        Executive Committee since 2006; President of
                                               the funds advised by Merrill Lynch Investment
                                               Managers, L.P. ("MLIM") and its affiliates
                                               ("MLIM/FAM-advised funds") from 2005 to
                                               2006 and Chief Investment Officer thereof from
                                               2001 to 2006; President of MLIM and Fund Asset
                                               Management, L.P. ("FAM") from 2001 to 2006;
                                               Co-Head (Americas Region) thereof from 2000
                                               to 2001 and Senior Vice President from 1999 to
                                               2001; President and Director of Princeton Services,
                                               Inc. ("Princeton Services") and President of
                                               Princeton Administrators, L.P. ("Princeton
                                               Administrators") from 2001 to 2006; Chief
                                               Investment Officer of OppenheimerFunds, Inc. in
                                               1999 and Executive Vice President thereof from
                                               1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as described in the
   Investment Company Act, of the Fund based on his positions with BlackRock, Inc.
   and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006


Officers and Directors (continued)

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                      Position(s)    Length of                                                   Fund Complex   Directorships
                      Held with      Time                                                        Overseen by    Held by
Name, Address & Age   Fund           Served    Principal Occupation(s) During Past 5 Years       Director       Director
Independent Directors*

Ronald W. Forbes**    Director       2000 to   Professor Emeritus of Finance, School of          47 Funds       None
P.O. Box 9095                        present   Business, State University of New York at         49 Portfolios
Princeton,                                     Albany since 2000 and Professor thereof from
NJ 08543-9095                                  1989 to 2000; International Consultant, Urban
Age: 66                                        Institute, Washington, D.C. from 1995 to 1999.


Cynthia A.            Director       2000 to   Professor, Harvard Business School since 1989;    47 Funds       Newell
Montgomery***                        present   Associate Professor, J.L. Kellogg Graduate        49 Portfolios  Rubbermaid, Inc.
P.O. Box 9095                                  School of Management, Northwestern University                    (manufacturing)
Princeton,                                     from 1985 to 1989; Associate Professor, Graduate
NJ 08543-9095                                  School of Business Administration, University of
Age: 54                                        Michigan from 1979 to 1985; Director, Harvard
                                               Business School Publishing since 2005; Director,
                                               McLean Hospital since 2005.


Jean Margo Reid       Director       2004 to   Self-employed consultant since 2001; Counsel of   47 Funds       None
P.O. Box 9095                        present   Alliance Capital Management (investment adviser)  49 Portfolios
Princeton,                                     in 2000; General Counsel, Director and Secretary
NJ 08543-9095                                  of Sanford C. Bernstein & Co., Inc. (investment
Age: 61                                        adviser/broker-dealer) from 1997 to 2000; Secretary,
                                               Sanford C. Bernstein Fund, Inc. from 1994 to 2000;
                                               Director and Secretary of SCB, Inc. since 1998;
                                               Director and Secretary of SCB Partners, Inc. since
                                               2000; and Director of Covenant House from 2001
                                               to 2004.


Roscoe S. Suddarth    Director       2000 to   President, Middle East Institute, from 1995 to    47 Funds       None
P.O. Box 9095                        present   2001; Foreign Service Officer, United States      49 Portfolios
Princeton,                                     Foreign Service, from 1961 to 1995 and Career
NJ 08543-9095                                  Minister from 1989 to 1995; Deputy Inspector
Age: 71                                        General, U.S. Department of State, from 1991 to
                                               1994; U.S. Ambassador to the Hashemite Kingdom
                                               of Jordan from 1987 to 1990.


Richard R. West       Director       1991 to   Professor of Finance from 1984 to 1995, Dean      47 Funds       Bowne &
P.O. Box 9095                        present   from 1984 to 1993 and since 1995 Dean Emeritus    49 Portfolios  Co., Inc.
Princeton,                                     of New York University's Leonard N. Stern School                 (financial
NJ 08543-9095                                  of Business Administration.                                      printers);
Age: 68                                                                                                         Vornado
                                                                                                                Realty Trust
                                                                                                                (real estate
                                                                                                                company);
                                                                                                                Alexander's, Inc.
                                                                                                                (real estate
                                                                                                                company)


  * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

 ** Chairman of the Board of Directors and the Audit Committee.

*** Chairman of the Nominating Committee.



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006


Officers and Directors (concluded)

                      Position(s)    Length of
                      Held with      Time
Name, Address & Age   Fund           Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke       Vice           1993 to   Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011         President      present   Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P.
Princeton,            and            and       ("FAM") in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and
NJ 08543-9011         Treasurer      1999 to   Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990
Age: 46                              present   to 1997.


Jeffrey Hiller        Fund Chief     2004 to   Managing Director of BlackRock, Inc. and Fund Chief Compliance Officer since 2006;
P.O. Box 9011         Compliance     present   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Princeton,            Officer                  and Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief
NJ 08543-9011                                  Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
Age: 55                                        Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                               Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                               Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                               Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                               Securities and Exchange Commission's Division of Enforcement in Washington,
                                               D.C. from 1990 to 1995.


Alice A. Pellegrino   Secretary      2004 to   Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from
P.O. Box 9011                        present   2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with
Princeton,                                     MLIM from 1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc. ("FAMD")
NJ 08543-9011                                  and Princeton Services from 2004 to 2006.
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
PFPC Inc.
Wilmington, DE 19809


Effective January 1, 2007, Edward D. Zinbarg retired as a Director of BlackRock Pacific Fund, Inc. The Fund's Board of Directors wishes Mr. Zinbarg well in his retirement.



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.


Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



A World-Class Mutual Fund Family


BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Capital Appreciation Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio+++
BlackRock NC Municipal MM Portfolio+++
BlackRock NJ Municipal MM Portfolio+++
BlackRock OH Municipal MM Portfolio+++
BlackRock PA Municipal MM Portfolio+++
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio+++


   * See the prospectus for information on specific limitations on investments in the fund.

  ++ Mixed asset fund.

 +++ Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK PACIFIC FUND, INC.                                  DECEMBER 31, 2006



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg (retired as of December 31, 2006).

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -     Fiscal Year Ending December 31, 2006 - $37,800
                                Fiscal Year Ending December 31, 2005 - $37,000

           (b) Audit-Related Fees -
                                Fiscal Year Ending December 31, 2006 - $0
                                Fiscal Year Ending December 31, 2005 - $0

           (c) Tax Fees -       Fiscal Year Ending December 31, 2006 - $8,581
                                Fiscal Year Ending December 31, 2005 - $6,425

           The nature of the services include tax compliance, tax advice, tax planning and income tax matters for funds operating as Foreign Institutional Investors in India.

           (d) All Other Fees - Fiscal Year Ending December 31, 2006 - $0
                                Fiscal Year Ending December 31, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending December 31, 2006 - $3,071,450
               Fiscal Year Ending December 31, 2005 - $5,577,771

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of BlackRock's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Pacific Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Pacific Fund, Inc.


Date: February 20, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Pacific Fund, Inc.


Date: February 20, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Pacific Fund, Inc.


Date: February 20, 2007